Supplement to the
Fidelity® Variable Insurance Products
Initial Class R, Service Class R, and Service Class 2 R
High Income Portfolio
April 30, 2014
Summary Prospectus

For Shares of Initial Class R, Service Class R, and Service Class 2 R of High Income Portfolio:

The Board of Trustees of the fund approved the conversion of shares of Initial Class R, Service Class R, and Service Class 2 R into shares of Initial Class, Service Class, and Service Class 2, respectively, of the same fund, effective on or about April 30, 2015. All conversions will be made on the basis of the relative net asset values of the two classes, without imposition of any sales load, fee, or other charge. After the effective date of the conversions, the fund will no longer offer shares of Initial Class R, Service Class R, and Service Class 2 R.

Shares of Initial Class, Service Class, and Service Class 2 of the fund are not subject to a redemption fee.

VHIR-SUM-14-01  December 1, 2014
1.9862786.100